UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

CEMPRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35405	45-4440364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

6320 Quadrangle Drive, Suite 360, Chapel Hill, NC		27517
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (919) 313-6601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2017, David Moore, our President and Chief Commercial Officer, informed us of his resignation from our employment, to be effective on May 5, 2017. Mr. Moore is resigning to take a senior management position with a global pharmaceutical company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMPRA, INC.

Date: April 28, 2017	/s/ Mark W. Hahn
Mark W. Hahn, Chief Financial Officer